UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2007

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York 14450	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As described below under Item 8.01, PAETEC Holding Corp. (the “Company”) plans to offer $300 million aggregate principal amount of senior notes due 2015 in a private offering. As part of this offering, we may discuss our financial guidance for 2007. In that regard, we are hereby reaffirming our financial guidance for 2007 as originally announced in a news release we issued on May 9, 2007. This release was filed as Exhibit 99 to a current report on Form 8-K furnished to the Securities and Exchange Commission on May 9, 2007.

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would,” or similar expressions. These statements, which include the Company’s forecasts of total revenue, adjusted EBITDA and capital expenditures, involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual operating results, financial position, levels of activity or performance to be materially different from those expressed or implied by such forward-looking statements. Some of these risks, uncertainties and factors are discussed under the caption “Risk Factors” in the Company’s 2006 annual report on Form 10-K and in the Company’s subsequently filed SEC reports. They include, but are not limited to, the following risks, uncertainties and other factors: changes in regulation and the regulatory environment; competition in the markets in which the Company operates; the continued availability of necessary network elements from competitors; the Company’s ability to manage and expand its business and execute its acquisition strategy, to adapt its product and service offerings to changes in customer preferences, and to convert its existing network to a network with more advanced technology; effects of network failures, systems breaches, natural catastrophes and other service interruptions; the Company’s ability to service its indebtedness and to raise capital in the future; and the Company’s ability to integrate the operations of PAETEC Corp. and US LEC Corp. The Company disclaims any obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01	Other Events.

On June 18, 2007, the Company issued a news release announcing that it plans to offer $300 million aggregate principal amount of senior notes due 2015 in a private offering to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 (the “Securities Act”), and outside the United States in reliance on Regulation S under the Securities Act. A copy of this news release is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated in this Item 8.01 by reference.

On the same day, the Company announced in a separate news release that it plans to seek amendments to its existing $850 million senior secured credit facilities to decrease the applicable interest rate margins and effect certain changes to covenants. A copy of this news release is furnished as Exhibit 99.2 to this current report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following documents are herewith furnished as exhibits to this report:

Exhibit Number	Description of Exhibit
99.1	News release dated June 18, 2007 announcing the Company’s proposed senior notes offering

99.2	News release dated June 18, 2007 announcing the proposed amendments to the Company’s senior secured credit facilities

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: June 19, 2007	/s/ Charles E. Sieving
Charles E. Sieving
Executive Vice President and General Counsel